Investor Presentation Oct. 31 –Nov. 2, 2018 Jim Ford President & CEO Dave Kinross EVP CFO

Forward‐Looking Statements Certain matters discussed herein constitute forward‐looking statements within the meaning of the Private Securities Litigation  Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company’s current business strategy and the Company’s plans for future development and operations, are based upon current expectations. These statements are forward‐looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties  include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes  in interest rates, a decline in economic conditions at the international, national or local level on the Company’s results of operations, the Company’s ability to continue its internal growth at historical rates, the Company’s ability to maintain its net interest margin, and the quality of the Company’s earning assets; (3) changes in the regulatory environment; (4) fluctuations in the real estate market; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) the expected cost  savings, synergies and other financial benefits for the Folsom Lake Bank (“FLB”) acquisition might not be realized within the  expected time frames or at all; and (8) the other risks set forth in the Company’s reports filed with the Securities and Exchange  Commission, including its Annual Report on Form 10‐K for the year ended December 31, 2017.  Therefore, the information set  forth in such forward‐looking statements should be carefully considered when evaluating the business prospects of the  Company. Central Valley Community Bancorp will undertake no obligation to revise or publically release any revision or update to the  forward looking statements to reflect events or circumstances that occur after the date on which statements were made. 2

Experienced Management Team Years at  Years of  Executive Position CVCY Experience James M. Ford President & CEO 4 38 David A. Kinross EVP, Chief Financial Officer 12 28 James J. Kim EVP, Chief Administrative Officer 1 18 Gary D. Quisenberry EVP Commercial & Business Banking 18 33 Lydia E. Shaw EVP Community Banking 11 33 Patrick J. Carman EVP, Chief Credit Officer 9 46 3

Overview 21 Branches in 9 Contiguous Counties NASDAQ Symbol CVCY Market Capitalization $298 Million  Institutional Ownership 41%  Insider Ownership 10%  Total Assets  $1.52 Billion  Headquarters Fresno, CA Number of Branches 21 Year Established 1980 Strategic Footprint Bakersfield to  Sacramento As of September 30, 2018 4

Overview of the Region Seven Metropolitan Statistical Areas • Agricultural products from the  region totaled $24.2 billion in  2016, more than 48 states. • Regional GDP equaled $237.7  billion in 2016, more than 27  states. • Regional Population equaled 5.5  million in 2017, more than 28  states. • Includes the 3 fastest growing  counties and fastest growing large  city In California. • Includes Capitol of 6th largest  economy in the world • Encompasses a large part of  Northern California Megaregion 5

Region Comparative Data Fresno MSA Stockton  Sacramento  California USA MSA MSA Job Growth  (1 year) 2.9% 3.4% 2.0% 1.9% 1.5% (5 years) 17.1% 18.1% 13.1% 13.3% 9.2% Population Growth  (1 year) 0.9% 1.4% 1.3% 0.6% 0.7% (5 years) 4.4% 6.4% 6.1% 4.0% 3.7% Median Household  Income (2016) $48,715 $59,518 $64,052 $67,739 $57,617 Median Home Value (2018 Q1) $240,440 $357,976 $401,875 $537,315 $213,146 Home Price Growth (1 year) 7.5% 12.9% 9.1% 9.0% 8.0% (5 years) 54.1% 93.8% 59.2% 56.0% 37.5% 6

Financial Highlights Q3 2018 YTD 2017 2016 Total Assets $1.52 Billion $1.66 Billion $1.44 Billion Net Income $16.01 Million $14.03 Million $15.18 Million Diluted EPS $1.16 $1.10 $1.33 Net Interest Margin 4.40% 4.41% 4.09% ROAA 1.34% 0.94% 1.15% ROAE 10.16% 7.69% 9.84% Cash Dividends per share $0.22 $0.24 $0.24 Total Cost of Funds 0.08% 0.08% 0.09% NPAs to Total Assets 0.27% 0.18% 0.18% Leverage Capital Ratio 11.16% 9.71% 8.75% Common Equity Tier 1 Ratio 15.17% 12.90% 12.48% Tier 1 Risk Based Capital Ratio 15.64% 13.28% 12.74% Total Risk Based Capital Ratio 16.51% 14.07% 13.72% 7

Attractive Investment Opportunity CVCY Stock Price 25 20 15 Price 10 5 0 1/1/2010 1/1/2011 1/1/2012 1/1/2013 1/1/2014 1/1/2015 1/1/2016 1/1/2017 1/1/2018 As of  October 22, 2018 Source: NASDAQ Monthly Closing Price Data 8

Growing Franchise Average Total Assets 1,800,000 1,600,000 1,400,000 1,200,000 1,000,000 Thousands 800,000 1,589,365 1,491,696 1,321,007 1,222,526 600,000 1,157,483 986,924 400,000 200,000 0 2013 2014 2015 2016 2017 2018 Q3 YTD Note: Acquisitions of Visalia Community Bank occurred on July 1, 2013,  Sierra Vista Bank occurred on October  1, 2016, and Folsom Lake Bank occurred on October 1, 2017 9

Strong Net Income and NIM 20,000 4.50 4.41 4.41 4.42 18,000 4.40 16,000 14,000 4.30 12,000 4.20 10,000 4.11 4.09 4.09 Percent Thousands 17,561 4.10 8,000 16,008 15,182 4.01 14,026 6,000 10,964 4.00 4,000 8,250 5,294 3.90 2,000 0 3.80 2013 2014 2015 2016 2017 2017* 2018 Q3 YTD Net Income Net Interest Margin * Excluding DTA revaluation 10

Solid Earnings ROAA / ROAE  1.60  14.00  1.40 11.56   12.00 10.16   1.20 9.84   10.00  1.00 8.12  7.69   8.00 6.89  Percent Percent    0.80   1.41   6.00 1.34  ROAE ROAA  0.60 4.06  1.15  0.90  0.94   4.00  0.40 0.84   2.00  0.20 0.46   ‐  ‐ 2013 2014 2015 2016 2017 2017* 2018 Q3 YTD ROAA ROAE * Excluding DTA revaluation 11

Steady Deposit Growth and Lowest Cost of Funds Average Total Deposits 1,600,000 0.15 0.16 1,400,000 0.14 1,200,000 0.12 0.11 1,000,000 0.09 0.10 0.09 0.08 0.08 800,000 0.08 1,345,198 Percent Thousands 1,284,305 600,000 0.06 1,144,231 1,006,560 1,065,798 400,000 848,493 0.04 200,000 0.02 0 0.00 2013 2014 2015 2016 2017 2018 Q3 YTD Avg Deposits Cost of Funds 12

Attractive Deposit Mix Total Deposits = $1.28 Billion TCDs 8% Money Market Non‐Interest Bearing 22% 42% Now/Savings 28% As of  September 30, 2018 13

Loan Totals and Yield Average Total Loans 1,000,000 6.20 900,000 5.96 6.00 800,000 700,000 5.80 600,000 5.53 5.51 5.60 5.48 500,000 Percent Thousands 907,779 5.40 400,000 5.27 5.29 790,504 300,000 578,899 644,282 5.20 533,531 445,300 200,000 5.00 100,000 0 4.80 2013 2014 2015 2016 2017 2018 Q3 YTD Total Loans Loan Yield 14

Well Diversified Loan Portfolio Consumer &  Total Loans = $911 Million Equity Loans and  Installment, 4% Lines, 8% Other Real Estate,  4% Commercial &  Industrial, 11% Agriculture  Production & Land,  9% Owner Occupied  Commercial Real  Real Estate, 21% Estate, 34% R/E Construction &  Land, 11% As of September 30, 2018 Excludes Deferred Loan Fees 15

Agricultural Loan Commitments Nursery Pistachios Citrus 2% 3% 1% Cotton Tree Fruit Almonds 2% 10% 20% Cherries Table Grapes 10% 3% Raisins Open Land 7% 18% Tomatoes 3% Row Crops Wine Grapes Walnuts 3% Other 7% 8% 3% As of September 30, 2018 16

Conservative Investment Portfolio Total = $459 Million Equity Mutual Funds Yield = 2.88% 2% Duration 4.65 Years US Government  Fed Funds Sold Agencies 4% 5% Private Label  Mortgage and Asset  Backed 22% Agency CMO, MBS &  Other Securities Municipal Securities  53% 14% As of September 30, 2018 17

On the Horizon Improve Efficiencies Organic Loan Growth Fee Income Improvements Realize Benefits from Branch  Optimization Strategy Monitor Agriculture Impacts from  Water, Regulation, Tariffs, Labor and  Global Pricing 18

Investing in Relationships 19